QuickLinks -- Click here to rapidly navigate through this document

Exhibit 23.08

ENGINEER'S CONSENT

        As independent petroleum engineers, we hereby consent to the reference of our appraisal reports for Shenandoah Energy, Inc. as the year ended December 31, 2000, incorporated herein by reference.

Ryder Scott Company, L.P.
/s/ RYDER SCOTT COMPANY. L.P.

Denver, Colorado
February 22, 2002

QuickLinks

  Exhibit 23.08
ENGINEER'S CONSENT